                          Van Kampen American Capital


                                  GOVERNMENT
                                SECURITIES FUND



                              Semi-Annual Report

                                 June 30, 1997




                              [ART APPEARS HERE]




                      [VAN KAMPEN AMERICAN CAPITAL LOGO]

                               Table of Contents


            Letter to Shareholders ..........................    1

            Performance Results .............................    3

            Portfolio Highlights ............................    4

            Portfolio Management Review .....................    5

            Portfolio of Investments ........................    7

            Statement of Assets and Liabilities .............    9

            Statement of Operations .........................   10

            Statement of Changes in Net Assets ..............   11

            Financial Highlights ............................   12

            Notes to Financial Statements ...................   15



GOVT SAR 8/97

                            Letter to Shareholders

                                                   [LOGO APPEARS HERE]
                                           Dennis J. McDonnell and Don G. Powell

July 24, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan
Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as
4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in

                                       1                  Continued on page two
short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

     The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Fed's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
     Reflecting the strong economy, corporate bonds outperformed Treasuries by about three-quarters of a percentage point over the past six months. Overall, the Merrill Lynch Domestic Master Bond Index gained about 3.1 percent during the same period. High-yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.
     The rate of bond issuance continued to be moderate as many corporations used the equity market to raise capital. The relative shortage of new debt issues contributed to a general narrowing of yield spreads between the various sectors of the fixed-income market.

Outlook
     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs a represent, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.


Sincerely,

/s/ Don G. Powell                               /s/ Dennis J. McDonnell
Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen American Capital                     Van Kampen American Capital
Asset Management, Inc.                          Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

            Van Kampen American Capital Government Securities Fund


                                              A Shares    B Shares    C Shares

Total Returns
Six-month total return based on NAV/1/......     2.67%       2.19%       2.19%
Six-month total return/2/...................    (2.20%)     (1.78%)      1.20%
One-year total return/2/....................     1.98%       2.22%       5.23%
Five-year average annual total return/2/....     4.69%       4.68%         N/A
Ten-year average annual total return/2/.....     7.16%         N/A         N/A
Life-of-Fund average annual total return/2/.     8.00%       4.91%       3.90%
Commencement Date...........................  07/16/84    12/20/91    03/10/93

Distribution Rate and Yield
Distribution Rate/3/........................     6.30%       5.90%       5.91%
SEC Yield/4/................................     5.52%       5.14%       5.15%


N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

            Van Kampen American Capital Government Securities Fund

Coupon Distribution as of June 30, 1997


                             [GRAPH APPEARS HERE]

                      Percentage of Long-Term Investments

                12.2%      31.4%      31.4%      19.0%      6.0%

                6-6.9      7-7.9      8-8.9      9-9.9   10 or more


Portfolio Composition by Sector as a Percentage of Total Investments

                           [PIE CHART APPEARS HERE]

        As of June 30, 1997

        U.S. Treasuries...........  40%
        GNMAs.....................  35%
        FNMAs.....................  20%
        FHLMCs....................   5%


Duration

                 As of June 30, 1997     As of December 31, 1996

Duration             5.2 years                  5.3 years

                          Portfolio Management Review

            Van Kampen American Capital Government Securities Fund

We recently spoke with the management team of the Van Kampen American Capital Government Securities Fund about the key events and economic forces that shaped the markets during the past six months. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for the fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q What has been happening in the fixed-income market over the past six months?
A The period began with the market in a defensive posture. Economic growth was strong through the end of the fourth quarter of 1996, and many investors expected the economy to carry this momentum into 1997. As it turns out, that's exactly what happened. In the early months of 1997, we saw consumer spending and business inventories rise sharply, which fueled fears over the threat of inflation and interest rate hikes. These fears were ultimately realized in late March when the Federal Reserve Board raised the federal funds rate from 5.25 percent to 5.50 percent.
     Since then, however, we've seen the economy reverse its course. After two consecutive quarters of strong GDP growth, the second quarter GDP growth was a moderate 2.2 percent. As the economy showed it could not sustain its fast pace, the market enjoyed a rally in bond prices that continued through the end of the period.

Q How did you adjust the portfolio to keep pace with these market developments?
A One of the key factors we monitor is the Fund's duration, which is a measure of its sensitivity to interest rate changes. Through the end of
April, our duration stood at roughly 4.3 years, about one-half year shorter than our target figure. By keeping duration short, we had the Fund well positioned for the sell-off that took place through the first half of the year. Since late April, we've lengthened duration to an above-average 5.2 years, which proved to be timely in light of the rally that ensued.

Q    How are the Fund's assets allocated?
A Throughout the period, the Fund maintained a portfolio allocation of roughly 58 percent in mortgage-backed securities and 42 percent in U.S.
Treasuries. We have underweighted the Fund's position in Treasuries in favor of mortgage issues to take advantage of areas of value in the fixed-income market. We also maintained our "barbell" structure, which means we invested in both long- and short-term securities. Investing at both ends of the maturity spectrum helps balance the portfolio's volatility to interest rate movements, and should benefit the Fund if the yield curve continues to flatten. For additional Fund portfolio highlights, please refer to page four.

Q    How did the Fund perform during the six-month period?
A    The Fund generated a six-month return of 2.67 percent/1/ (Class A shares at net asset value) for the period ended June 30, 1997. By comparison, the average performance of similar funds was 2.47 percent, according to the Lipper Analytical Services General U.S. Government Funds category. Over the same period, the total return of the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index was 3.10 percent. Please keep in mind this index is a broad-based, unmanaged index that reflects the general performance of U.S. government and mortgage-backed securities. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
     In addition, the Fund continued to meet its goal of providing shareholders with regular dividend income. As of June 30, 1997, the Class A share distribution rate was 6.30 percent/3/, based on a monthly dividend of $.0550 per share and a maximum public offering price of $10.47 per share. Please refer to the chart on page three for additional Fund performance results.

Q    What do you see in the near future for the fixed-income market and your
     Fund?
A    We believe that interest rates have the potential to drop in the near future for several reasons. First, inflation continues to remain low at about
2.5 percent annually. Second, we've seen the Producer Price Index decline for five straight months now. Third, interest rates around the globe are currently low, and foreign demand for U.S. bonds is high. And finally, our fiscal and monetary policies appear sound, and the U.S. deficit has been dramatically reduced. This tandem of low inflation and a declining deficit should bring about lower interest rates and a bullish environment for the fixed-income market.
     We will continue to track these indicators and adjust the Fund's portfolio accordingly. One area we will pay special attention to is the mortgage market. If interest rates fall further and refinancing risk increases, we may reduce our exposure to those mortgage-backed issues that are particularly susceptible to refinancing.


/s/ Peter W. Hegel                                       /s/ John R. Reynoldson

Peter W. Hegel                                           John R. Reynoldson
Chief Investment Officer                                 Portfolio Manager
Fixed Income Investments


                                       6     Please see footnotes on page three

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)

=====================================================================================================
Par
Amount                                                                                   Market Value
(000)       Description                                  Coupon         Maturity                (000)
-----------------------------------------------------------------------------------------------------
            United States Government Agency Obligations 57.4%
$ 43,801    Federal Home Loan Mortgage Corp.
            Gold 30 Year, Pools.........................  7.000%  02/01/23 to 09/01/24       $ 43,155

  73,694    Federal Home Loan Mortgage Corp.
            Gold 30 Year, Pools.........................  7.500   01/01/22 to 07/01/24         74,150

   2,787    Federal Home Loan Mortgage Corp.
            Gold 30 Year, Pools.........................  8.000   07/01/24 to 09/01/24          2,851

  43,882    Federal National Mortgage Association
            15 Year Dwarf, Pools........................  6.000   01/01/09 to 01/01/10         42,580

  56,517    Federal National Mortgage Association
            15 Year Dwarf, Pools........................  6.500   12/01/07 to 06/01/12         55,387

  97,691    Federal National Mortgage
            Association, Pools..........................  6.500   01/01/26 to 06/01/26         93,448

  86,196    Federal National Mortgage
            Association, Pools..........................  7.000   10/01/23 to 05/01/25         84,812

  81,505    Federal National Mortgage
            Association, Pools..........................  7.500   01/01/23 to 01/01/25         81,923

     371    Federal National Mortgage
            Association, Pools..........................  8.000   09/01/24 to 11/01/24            379

     225    Federal National Mortgage
            Association, Pools.......................... 11.500   02/01/13 to 05/01/19            254

   4,518    Federal National Mortgage
            Association, Pools.......................... 12.000   03/01/13 to 01/01/16          5,134

  96,708    Government National Mortgage
            Association, Pools..........................  6.500   07/15/24 to 08/15/26         92,477

 191,922    Government National Mortgage
            Association, Pools..........................  7.000   01/15/23 to 08/15/26        188,807

  64,157    Government National Mortgage
            Association, Pools..........................  7.500   02/15/07 to 11/15/24         64,609

  71,208    Government National Mortgage
            Association, Pools..........................  8.000   07/15/07 to 10/15/25         73,460

 212,115    Government National Mortgage
            Association, Pools..........................  8.500   09/15/04 to 03/15/23        223,256

 131,806    Government National Mortgage
            Association, Pools..........................  9.000   11/15/17 to 12/15/22        141,309

     257    Government National Mortgage
            Association, Pools.......................... 11.000   01/15/10 to 11/15/20            285

                                       7       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

====================================================================================================
Par
Amount                                                                                  Market Value
(000)     Description                             Coupon          Maturity                     (000)
----------------------------------------------------------------------------------------------------
          United States Government Agency Obligations (Continued)
$  6,331  Government National Mortgage
          Association, Pools...................  12.000%   06/15/11 to 08/15/15        $    7,194
   2,731  Government National Mortgage
          Association, Pools...................  12.500    04/15/10 to 07/15/18             3,157
                                                                                       ----------
               Total United States Government Agency Obligations...............         1,278,627
                                                                                       ----------
          United States Treasury Obligations 42.0%
 100,000  United States Treasury Bonds.........    7.500         05/15/02                 104,672
 100,000  United States Treasury Bonds (a).....    8.125         08/15/19                 114,078
 100,000  United States Treasury Bonds (a).....   11.125         08/15/03                 123,359
 300,000  United States Treasury Notes (a).....    8.500    02/15/00 to 11/15/00          317,547
  90,000  United States Treasury Notes.........    9.000         05/15/98                  92,390
 175,000  United States Treasury Notes.........    9.125         05/15/99                 184,270
                                                                                       ----------
               Total United States Treasury Obligations........................           936,316
                                                                                       ----------
          Forward Purchase Commitments 5.1%
  50,000  Federal National Mortgage Association
          15 Year Dwarf, August Forward........   7.000            TBA                     49,837
  40,000  Federal National Mortgage Association
          15 Year Dwarf, August Forward........   7.500            TBA                     40,503
  22,000  Government National Mortgage
          Association, July Forward............   9.000            TBA                     23,629
                                                                                       ----------
               Total Forward Purchase Commitments..............................           113,969
                                                                                       ----------
Total Long-Term Investments 104.5%
  (Cost $2,306,103,027)........................................................         2,328,912
Repurchase Agreement 0.1%
BankAmerica, Corp. ($1,235,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/97, to be sold on
07/01/97 at $1,235,209)........................................................             1,235
                                                                                       ----------
Total Investments 104.6%
  (Cost $2,307,338,027)........................................................         2,330,147
Liabilities in Excess of Other Assets (4.6%)...................................          (102,365)
                                                                                       ----------
Net Assets 100.0%..............................................................        $2,227,782
                                                                                       ==========

(a) Assets segregated as collateral for open forward purchase commitments and open futures transactions.

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.


                                       8     See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)

All amounts, except for Maximum Offering Price information, reported in thousands
=======================================================================================
Assets:
Total Investments (Cost $2,307,338).......................................   $2,330,147
Receivables:
  Interest................................................................       26,693
  Fund Shares Sold........................................................          898
Forward Commitments.......................................................           62
Other.....................................................................           86
                                                                             ----------
  Total Assets............................................................    2,357,886
                                                                             ----------

Liabilities:
Payables:
  Investments Purchased...................................................      113,227
  Fund Shares Repurchased.................................................       11,371
  Variation Margin on Futures.............................................        1,768
  Distributor and Affiliates..............................................        1,376
  Investment Advisory Fee.................................................          967
  Income Distributions....................................................          906
Deferred Compensation and Retirement Plans................................          259
Accrued Expenses..........................................................          230
                                                                             ----------
  Total Liabilities.......................................................      130,104
                                                                             ----------
Net Assets................................................................   $2,227,782
                                                                             ==========

Net Assets Consist of:
Capital...................................................................   $2,906,722
Net Unrealized Appreciation...............................................       27,998
Accumulated Undistributed Net Investment Income...........................        2,471
Accumulated Net Realized Loss.............................................     (709,409)
                                                                             ----------
Net Assets................................................................   $2,227,782
                                                                             ==========

Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $1,995,390,049 and 200,177,219 shares of beneficial interest issued
    and outstanding)......................................................   $     9.97
    Maximum sales charge (4.75%* of offering price).......................          .50
                                                                             ----------
    Maximum offering price to public......................................   $    10.47
                                                                             ==========

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $214,058,763 and 21,464,612 shares of beneficial interest
    issued and outstanding)...............................................   $     9.97
                                                                             ==========

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $18,333,331 and 1,841,910 shares of beneficial interest issued
    and outstanding)......................................................   $     9.95
                                                                             ==========

*On sales of $100,000 or more, the sales charge will be reduced.


                                       9       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)

                       All amounts reported in thousands

==================================================================================
Investment Income:
Interest.............................................................     $ 90,359
                                                                          --------

Expenses:
Investment Advisory Fee..............................................        5,974
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,632, $1,108 and $98, respectively)................        3,838
Shareholder Services.................................................        1,986
Legal................................................................           38
Trustees Fees and Expenses...........................................           35
Custody..............................................................           20
Other................................................................          573
                                                                          --------
  Total Expenses.....................................................       12,464
                                                                          --------
  Net Investment Income..............................................     $ 77,895
                                                                          ========

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments........................................................     $(26,634)
  Futures............................................................      (27,047)
  Forward Commitments................................................          373
                                                                          --------
Net Realized Loss....................................................      (53,308)
                                                                          --------
  Unrealized Appreciation/Depreciation:
    Beginning of the Period..........................................       (4,302)
                                                                          --------

    End of the Period:
       Investments...................................................       22,809
       Futures.......................................................        5,127
       Forward Commitments...........................................           62
                                                                          --------
                                                                            27,998
                                                                          --------
Net Unrealized Appreciation During the Period........................       32,300
                                                                          --------
Net Realized and Unrealized Loss.....................................     $(21,008)
                                                                          ========
Net Increase in Net Assets From Operations...........................     $ 56,887
                                                                          ========

                                      10       See Notes to Financial Statements

                      Statement of Changes in Net Assets
                For the Six Months Ended June 30, 1997 and the
                   Year Ended December 31, 1996 (Unaudited)
                       All amounts reported in thousands

=========================================================================================================
                                                                 Six Months Ended              Year Ended
                                                                    June 30, 1997       December 31, 1996
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...............................................    $  77,895              $  176,470
Net Realized Loss...................................................      (53,308)                (36,088)
Net Unrealized Appreciation/Depreciation
  During the Period.................................................       32,300                (101,139)
                                                                        ---------              ----------
Change in Net Assets from Operations................................       56,887                  39,243
                                                                        ---------              ----------
Distributions from Net Investment Income:
     Class A Shares.................................................      (68,923)               (159,011)
     Class B Shares.................................................       (6,677)                (15,893)
     Class C Shares.................................................         (596)                 (1,480)
                                                                        ---------              ----------
Total Distributions.................................................      (76,196)               (176,384)
                                                                        ---------              ----------
Net Change in Net Assets from
  Investment Activities.............................................      (19,309)               (137,141)
                                                                        ---------              ----------
From Capital Transactions:
Proceeds from Shares Sold...........................................       54,430                 236,825
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.............................................       42,361                  97,997
Cost of Shares Repurchased..........................................     (264,426)               (639,804)
                                                                        ---------              ----------
Net Change in Net Assets from
  Capital Transactions..............................................     (167,635)               (304,982)
                                                                        ---------              ----------
Total Decrease in Net Assets........................................     (186,944)               (442,123)
Net Assets:
Beginning of the Period.............................................    2,414,726               2,856,849
                                                                        ---------              ----------
End of the Period (Including accumulated undistributed net
  investment income of $2,471 and $1,350, respectively).............   $2,227,782              $2,414,726
                                                                       ==========              ==========

                                       11      See Notes to Financial Statements

                             Financial Highlights

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


====================================================================================================================
                                                                                     Year Ended December 31,
                                                        Six Months Ended    ----------------------------------------
Class A Shares                                             June 30, 1997    1996       1995       1994         1993
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............        $ 10.045    $  10.55   $   9.67   $  10.80    $  10.75
                                                              --------    --------   --------   --------    --------
 Net Investment Income................................            .339        .689        .67        .66      .80375
 Net Realized and Unrealized Gain/Loss................           (.086)      (.504)     .8985    (1.1145)        .05
                                                              --------    --------   --------   --------    --------
Total from Investment Operations......................            .253        .185     1.5685     (.4545)     .85375
Less Distributions from Net Investment Income.........            .330        .690      .6885      .6755      .80375
                                                              --------    --------   --------   --------    --------
Net Asset Value, End of the Period....................        $  9.968    $ 10.045   $  10.55   $   9.67    $  10.80
                                                              ========    ========   ========   ========    ========
Total Return (a)......................................           2.67%*      1.90%     16.77%     (4.26%)      8.15%
Net Assets at End of the Period (In millions).........        $1,995.4    $2,156.4   $2,544.5   $2,578.7    $3,418.8
Ratio of Expenses to Average Net Assets (b)...........           1.01%       1.06%      1.01%      1.02%        .98%
Ratio of Net Investment Income to Average
  Net Assets (b)......................................           6.90%       6.88%      6.62%      6.96%       7.73%
Portfolio Turnover....................................             54%*       271%       231%       306%        239%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                                      12   See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                                  Year Ended December 31,
                                                              Six Months Ended            --------------------------------------
Class B Shares                                                   June 30, 1997            1996      1995        1994       1993
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................         $  10.050        $  10.56   $  9.68    $  10.80   $  10.75
                                                                     ---------        --------   -------    --------   --------
  Net Investment Income.....................................              .302            .635       .60         .60        .74
  Net Realized and Unrealized Gain/Loss.....................             (.085)          (.527)    .8965     (1.1275)       .03
                                                                     ---------        --------   -------    --------   --------
Total from Investment Operations............................              .217            .108    1.4965      (.5275)       .77
Less Distributions from Net Investment Income...............              .294            .618     .6165       .5925        .72
                                                                     ---------        --------   -------    --------   --------
Net Asset Value, End of the Period..........................         $   9.973        $ 10.050   $ 10.56    $   9.68   $  10.80
                                                                     =========        ========   =======    ========   ========
Total Return (a)............................................            2.19%*           1.17%    15.93%      (4.95%)     7.31%
Net Assets at End of the Period (In millions)...............         $   214.1        $  236.7   $ 285.5    $  278.7   $  368.4
Ratio of Expenses to Average Net Assets (b).................             1.76%           1.82%     1.77%       1.78%      1.74%
Ratio of Net Investment Income to
  Average Net Assets (b)....................................             6.15%           6.13%     5.86%       6.20%      7.21%
Portfolio Turnover..........................................               54%*           271%      231%        306%       239%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                                      13       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
==============================================================================


                                                                                                                      March 10, 1993
                                                                                                                       (Commencement
                                                                                      Year Ended December 31,    of Distribution) to
                                                           Six Months Ended      ----------------------------           December 31,
Class C Shares                                                June 30, 1997         1996      1995       1994              1993 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............................................        $10.031      $ 10.54   $  9.66    $ 10.79               $ 10.94
                                                                    -------      -------   -------    -------               -------
  Net Investment Income.....................................           .302         .623       .60        .60                   .69
  Net Realized and Unrealized
    Gain/Loss...............................................          (.086)       (.514)    .8965    (1.1375)               (.3055)
                                                                    -------      -------   -------    -------               -------
Total from Investment Operations............................           .216         .109    1.4965     (.5375)                .3845
Less Distributions from
  Net Investment Income.....................................           .294         .618     .6165      .5925                 .5345
                                                                    -------      -------   -------    -------               -------
Net Asset Value, End of the Period..........................        $ 9.953      $10.031   $ 10.54    $  9.66               $ 10.79
                                                                    =======      =======   =======    =======               =======
Total Return (b)............................................         2.19%*        1.18%    15.96%     (5.05%)               3.58%*
Net Assets at End of the Period
  (In millions).............................................        $  18.3      $  21.6   $  26.8    $  32.0               $  39.0
Ratio of Expenses to Average
  Net Assets (c)............................................          1.76%        1.82%     1.77%      1.78%                 1.72%
Ratio of Net Investment Income
  to Average Net Assets (c).................................          6.14%        6.12%     5.86%      6.24%                 7.54%
Portfolio Turnover..........................................           54%*         271%      231%       306%                  239%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                                       14      See Notes to Financial Statements

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------
                           June 30, 1997 (Unaudited)
================================================================================

1.   Significant Accounting Policies
Van Kampen American Capital Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities

                           June 30, 1997 (Unaudited)

are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $2,307,338,027; the gross unrealized appreciation is $39,710,793 and the gross unrealized depreciation is $11,712,449, resulting in net unrealized appreciation including open future transactions of $27,998,344.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $664,420,190 which will expire between December 31, 1997 and December 31, 2002. Of this amount, $34,785,440, will expire on December 31, 1997.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been indentified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $577,964 were reclassified from accumulated net realized loss on securities to accumulated undistributed net investment income.

E. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $1 billion....................................................  .540 of 1%
Next $1 billion.....................................................  .515 of 1%
Next $1 billion.....................................................  .490 of 1%
Next $1 billion.....................................................  .440 of 1%
Next $1 billion.....................................................  .390 of 1%
Next $1 billion.....................................................  .340 of 1%
Next $1 billion.....................................................  .290 of 1%
Over $7 billion.....................................................  .240 of 1%

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $38,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $158,900 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $1,424,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan a repayable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.
     At June 30, 1997, VKAC owned 15,675 shares of Class A.

                          June 30, 1997 (Unaudited)
===============================================================================

3. Capital Transactions
     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
     At June 30, 1997, capital aggregated $2,721,635,314, $169,997,966 and
$15,089,072 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:



                                                         Shares          Value
==============================================================================
Sales:
  Class A..........................................   4,299,154  $  42,484,367
  Class B..........................................   1,075,587     10,633,587
  Class C..........................................     132,549      1,311,668
                                                    -----------  -------------
Total Sales........................................   5,507,290  $  54,429,622
                                                    ===========  =============
Dividend Reinvestment:
  Class A..........................................   3,845,009  $  38,002,217
  Class B..........................................     405,207      4,008,227
  Class C..........................................      35,554        351,161
                                                    -----------  -------------
Total Dividend Reinvestment........................   4,285,770  $  42,361,605
                                                    ===========  =============

Repurchases:
  Class A.......................................... (22,637,912) $(224,282,586)
  Class B..........................................  (3,569,922)   (35,376,734)
  Class C..........................................    (481,562)    (4,766,944)
                                                    -----------  -------------
Total Repurchases.................................. (26,689,396) $(264,426,264)
                                                    ===========  =============

     At December 31, 1996, capital aggregated $2,865,431,316, $190,732,886 and
$18,193,187 for Classes A, B and C, respectively. For the year ended December
31, 1996, transactions were as follows:

                                                         Shares          Value
==============================================================================
Sales:
  Class A..........................................  19,916,758   $202,339,730
  Class B..........................................   2,958,853     29,869,622
  Class C..........................................     457,510      4,615,495
                                                     ----------   ------------
Total Sales........................................  23,333,121   $236,824,847
                                                     ==========   ============

                   Notes to Financial Statements (Continued)
                           June 30, 1997 (Unaudited)
===============================================================================
Dividend Reinvestment:
  Class A.....................................      8,692,189     $  87,523,376
  Class B.....................................        948,561         9,565,633
  Class C.....................................         90,225           908,298
                                                  -----------     -------------
Total Dividend Reinvestment...................      9,730,975     $  97,997,307
                                                  ===========     =============
Repurchases:
  Class A.....................................    (55,118,215)    $(556,059,402)
  Class B.....................................     (7,388,783)      (74,318,737)
  Class C.....................................       (939,225)       (9,425,881)
                                                  -----------     -------------
Total Repurchases.............................    (63,446,223)    $(639,804,020)
                                                  ===========     =============


     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          Contingent Deferred
                                                              Sales Charge
                                                        -----------------------
Year of Redemption                                      Class B         Class C
===============================================================================
First.........................................           4.00%           1.00%
Second........................................           4.00%           None
Third.........................................           3.00%           None
Fourth........................................           2.50%           None
Fifth.........................................           1.50%           None
Sixth and Thereafter..........................           None            None


     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $38,600 and CDSC on redeemed shares of approximately $293,700. Sales charges do not represent expenses of the Fund.

4.   Investment Transactions

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward purchase commitments, were $1,254,651,076 and $1,642,734,857, respectively.

                           June 30, 1997 (Unaudited)

================================================================================
5.   Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                                       Contracts
================================================================================
Outstanding at December 31, 1996..................................        4,946
Futures Opened....................................................       25,294
Futures Closed....................................................      (27,590)
                                                                        --------
Outstanding at June 30, 1997......................................        2,650
                                                                        ========

                           June 30, 1997 (Unaudited)
===============================================================================

     The futures contracts outstanding as of June 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                                       Unrealized
                                                                                    Appreciation/
                                                                    Contracts        Depreciation
=================================================================================================
U.S. Treasury Long Bond Future, Long Contract
  Sept. 1997 (Current Notional Value of $111,063 per contract)          2,400          $5,177,058
10-Year U.S. Treasury Note Future, Short Contract
  Sept. 1997 (Current Notional Value of $107,875 per contract)            250             (50,020)
                                                                        -----          ----------
                                                                        2,650          $5,127,038
                                                                        =====          ==========


B. Forward Commitments-The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/ depreciation.
     The following forward sale commitments were outstanding as of June 30, 1997:

Par
Amount                                                  Current      Unrealized
(000)      Description                                    Value    Appreciation
===============================================================================
$100,000   GNMA August Forward, 8.00%............. $102,125,000         $62,500
                                                   ============         =======

6. Distribution and Service Plans
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $978,900.

            Van Kampen American Capital Government Securities Fund

Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers
Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          Result of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 132,119,885 shares voted for the proposal, 3,088,653 shares voted against and 7,886,863 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 139,428,889 shares voted in his favor and 3,666,511 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 139,415,460 shares voted in his favor and 3,679,941 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 139,428,475 shares voted in her favor and 3,666,926 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 139,439,607 shares voted in his favor and 3,655,794 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 139,421,360 shares voted in his favor and 3,674,040 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 139,344,574 shares voted in his favor and 3,750,827 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 139,465,825 shares voted in his favor and 3,629,576 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 139,321,534 shares voted in his favor and 3,773,866 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 139,425,072 shares voted in his favor and 3,670,328 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 134,777,478 shares voted for the proposal, 1,622,100 shares voted against and 6,695,822 shares abstained.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

----------------
   Bulk Rate
  U.S. Postage
      PAID
   VAN KAMPEN
AMERICAN CAPITAL
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